Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 10-Q report of Kingold Jewelry, Inc. for the period ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Zhihong Jia, certify that:

(1)       This report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the this period report fairly presents, in all material respects, the financial condition and results of operations of Kingold Jewelry, Inc.

Date: August 9, 2018	/s/ Zhihong Jia
Zhihong Jia
Chief Executive Officer (Principal Executive Officer)